Exhibit 99.2

May 2006

This presentation contains statements that we believe are, or may be considered to be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this presentation regarding the prospects of our industry or our prospects, plans, financial position or business strategy, may constitute forward-looking statements. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that these expectations will prove to be correct. These forward-looking statements are subject to certain known and unknown risks and uncertainties, as well as assumptions, that could cause actual results to differ materially from those reflected in these forward-looking statements. Readers are cautioned not to place undue reliance on any forward-looking statements contained herein, which reflect management’s opinions only as of the date hereof. Except as required by law, we undertake no obligation to revise or publicly release the results of any revision to any forward-looking statements. You are advised, however, to consult any additional disclosures we make in our reports to the SEC.

Core Strategic Principles

Re-establish the Company as an industry leading casino operator

Strengthen the Company financially by establishing free cash flow discipline, improving margins and committing to a strong balance sheet

Capitalize on the worldwide prominence of the Trump brand

Create a culture built around customer satisfaction and employee accountability

Set benchmarks and measure progress

Key Performance Drivers

1. Customer Segmentation Initiatives

2. Development of Corporate & Property Brand Positioning Statements

3. Re-theming Capital Program

4. Strategic Expansion of Atlantic City Assets

5. New Development Opportunities

1. Customer Segmentation Initiatives

Utilize segmentation and data warehousing tools to help create a series of experiences at each site that add value, support the operating plan and increase Trump share of wallet

Q4 2005 and Q1 2006:

Focused on significantly reducing marketing costs for marginal, low-end database customers

Reduced promotional spending by $1MM a week

Q2 2006 and beyond:

Reinvesting in a more qualified base of customers for revenue and margin growth

Positive Impacts of Marketing Strategy

Trailing Twelve Months ($ in MM)

12/3 900 1,000 1,100 1,200

3/31/2003 1/2002

6/30/2003 9/30

1 /2003

2/31/2003 Borgata expand

3/31/2

20004 enters the 6/30/ market; competitors

9/30/2004

12/31

3/31/2 /2004 low margin business 6/3 005 Marketing investments in

12 0/20 05 9/30/2005

/31/2 005

3/3

1/2006 marginal customers Reduce spending to

Net Revenue Casino Revenue

Segmentation Tools

Goal: Collect information from every customer transaction and convert into insight leveraged across the enterprise

Data Warehouse (Q3 2006): data in a single repository for integrated view of customers (operations, hotel, marketing)

Yield Management System (Q3 2006): maximize revenue and profitability via automated, strategic decisions regarding rates / blocks

Casino Management System: transactional Floor Systems to allow software upgrades and new module introduction (2006); core casino management system across enterprise (2006 – 2007)

2. Corporate Brand Strategy

Develop a unifying corporate brand strategy which serves as the foundation for the development of a targeted brand positioning statement for each site

Brand positioning statements will be based on physical plant, location, competitive set and target customer profiles

Development of an operating plan at each site to support the brand positioning statement (casino, rooms, food, entertainment, retail)

Building the Trump Brand – Corporate Strategy

Target midweek business by utilizing yield management tools and consolidating convention, tour and travel and cash sales across the enterprise

Utilize strategic research to determine customer preferences and drivers for customer satisfaction, focusing operating, training and marketing plans around customer needs

Position the company to become the employer of choice in the Atlantic City market by developing and implementing human resources strategies linked to customer loyalty drivers, including elevating the level of service delivery

Taj Mahal Brand Essence Statement

Set the standard for quality in Atlantic City. Best suites, best food, best games, best entertainment.

Positioning: Trump Entertainment Resorts flagship, iconic

Target Customer: Premium, $500 + ADT

Target Competitor: Borgata, Caesars

Trump Plaza Brand Essence Statement

Create fun for customers as a quality leader in the competitive set.

Positioning: Capitalize on center Boardwalk location; slightly hip, a little edgy, urban appeal

Target Customer: Upper middle tier, $300 – $500 ADT

Target Competitors: Caesars, Bally’s

Trump Marina Brand Essence Statement

Create fun for customers as a quality leader in the competitive set.

Positioning: Celebrate the waterfront; fun and familiar; suburban appeal

Target Customer: Upper middle tier, $300—$500 ADT

Target Competitor: Harrah’s

3. Re-theming Capital Program

Taj Mahal:

New high-end Asian gaming area, noodle bar and casino lounge

Renovation of entrance corridor into retail & restaurant promenade

Trump Plaza:

Recent opening of 24 Central Café, upscale 260 seat restaurant

Casino floor renovation to be complete Summer ‘06

Facelift of oceanfront facade

Trump Marina:

Comprehensive master plan for casino footprint

Renovations planned for meeting space and F&B outlets

The dated opulence and simplistic finishes of the Taj Mahal will give way to a rich union of influences that are rooted in eastern tradition but are distinctly modern, casual, and exotic.

Current Taj Mahal Future Taj Mahal

The Promenade—Phase 1

Objective: Fix the “front door” to the casino which is now a large, dead, corridor.

Promenade—Phase 1 is a comprehensive refurbishment of Taj Mahal “front door”

New retail (phase 2) Major new Trump Store

Dramatic new finishes

New restrooms New food outlets (phase 2)

24 Central

an upscale 24 hour café at the Trump Plaza 7,000 sf 260 seats

Just Opened!

Friday April 21, 2006 on time, and under budget

Casino floor renovation scheduled for completion June 16, 2006

Trump Plaza Customer Windows

Before After

4. Strategic Expansion

Taj Mahal:

$ 250MM, 800-key hotel tower to break ground Summer ‘06

5.2 acres available for future development

Potential for mixed-use development on Steel Pier (3 acres)

Trump Plaza:

Potential for development of 3 acres at prime center boardwalk location

Trump Marina:

1.5 acres on site with potential to support hotel tower

Marina-fronting leased land with development potential

Minimizes disruption

Allows for future expansion

Maximizes views

5.2 acres available for development

Potential for +/- 2,000 keys (in addition to new tower)

3 acres available for development

Potential for +/- 1,000 keys

1.5 acres available for development on site

Potential for +/- 600 keys

5. New Development Opportunities

Philadelphia:

One of five bidders competing for 2 slot licenses in city

Joint-venture with strong local partners

Proposed $350MM entertainment facility with 3,000 slots

Rhode Island:

Control 110 acre site in town of Johnston, 5 miles west of Providence

Proposed development of $800MM—$1B destination casino

Working through legislative process to enable vote on constitutional amendment allowing for privately operated casinos

Financial Overview

Potential for Margin Improvement

EBITDA—Trailing 12 Months ($ in MM) Margin (%)

$300 30.0% 250 25.0 200 20.0 150 15.0 100 10.0

50 5.0

0 0.0 1 ir

2/31/2002 9/30/2003 12/31/2003 3/31/2004 12/31/2004 3/31/2005 5 Fa 1/2003 /2004 /2005 12/31/200 Average Share

/30/2005

3/3 6/30/2 6/30 9/30/20 69/30 3/31/2006 AC

1

First Quarter Overview

3 Company-wide comp expenses down 17.0%; comp expenses as percentage of casino revenues declined from 29.0% in Q1 ‘05 to 24.9% in Q1 ‘06

3 38% flow-through on incremental net revenues at property-level

3 Property EBITDA up 3.1% over last year, to $42.9M from $41.6M; property EBITDA margins improved 30bps, to 18.1% in Q1 ‘06 from 17.8% in Q1 ‘05

3 At the end of the quarter, cash balance of approximately $220M with total debt outstanding of $1,428M

First Quarter

2006 2005 Fav / (Un)

Net Revenue (SEC)

Taj $117,339 $112,606 $4,733 Plaza 63,414 63,919 (505) Marina 56,845 57,713 (868) Total Revenue 237,598 234,238 3,360

Property EBITDA

Taj 25,111 23,280 1,831 Plaza 7,617 7,768 (151) Marina 10,155 10,567 (412) Total Property EBITDA 42,883 41,615 1,268

First Quarter Property Results ($ in MM)

Three months ending March 31,

2006 2005

Net Revenue $237.6 $234.2

Income from Operations 18.3 8.9

Net Interest Expense (29.5) (54.5) Provision for Income Taxes (1.5) (1.4) Minority Interest 3.0 -Discontinued Operations — 1.5

Net Loss (9.7) (45.4)

Diluted Loss Per Share ($0.32) ($1.52)

Summary Income Statement ($ in MM)

12/31/05 3/31/06

Cash $228.6 $223.0

Debt

Revolver 0.0 0.0 Term Loan 149.3 148.8 Senior Notes 1,250.0 1,250.0 Capital Leases 38.7 30.1

Total Debt 1,438.0 1,428.9

Net Debt $1,209.4 $1,206.0

Net Leverage* 7.7x 7.7x

Note: Calculated in accordance with debt covenants

Summary Capitalization ($ in MM)

12/31/05 3/31/06

Cash $228.6 $223.0

Debt

Revolver 0.0 0.0 Term Loan 149.3 148.8 Senior Notes 1,250.0 1,250.0 Capital Leases 38.7 30.1

Total Debt 1,438.0 1,428.9

Net Debt $1,209.4 $1,206.0

Net Leverage* 7.7x 7.7x

Note: Calculated in accordance with debt covenants